                                                                    EXHIBIT 23.1

                        CONSENT OF DELOITTE & TOUCHE LLP,
                       INDEPENDENT AUDITORS TO REGISTRANT

                          INDEPENDENT AUDITOR'S CONSENT

         We consent to the incorporation by reference in this Registration Statement of Core Molding Technologies, Inc. on Form S-8 of our report dated March 7, 2003, appearing in the Annual Report on Form 10-K of Core Molding Technologies, Inc. for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP
---------------------------
Deloitte & Touche LLP
Columbus, Ohio

June 3, 2003

                                     - 25 -